Exhibit 99.1

News Release

CONTACTS:	Jeff Richardson (Investors)	FOR IMMEDIATE RELEASE
	(513) 534-0983	June 30, 2009
Rich Rosen (Investors)
(513) 534-3307
Debra DeCourcy, APR (Media)
(513) 534-4153
Marissa Wolf (Advent Media Inquiries)
(212) 850-5629

Fifth Third Bancorp and Advent International Announce

Closing of Processing Joint Venture Transaction

Business Well Positioned for Future Growth

Cincinnati, Ohio and Boston, Massachusetts, June 30, 2009 – Fifth Third Bancorp (NASDAQ: FITB) and Advent International announced today the consummation of their joint venture transaction for Fifth Third’s processing business. Advent is purchasing an approximate 51% interest in Fifth Third’s merchant acquiring and financial institutions businesses, most of the assets and operations of which are held by a limited liability company (“the LLC”). The transaction is valued at approximately $2.35 billion before valuation adjustments by either party. Fifth Third will retain an approximate 49% interest in the LLC, and will also retain its credit card issuing business, which includes retail credit card and commercial multi-card services.

“We believe we are very well positioned for the future,” said Charles Drucker, CEO of Fifth Third Processing Solutions, LLC. “Our clients will maintain the same industry-leading platform as before, working with the same team, delivering the same high caliber client service they are accustomed to. Reaction to this transaction from our clients has been very favorable, and our employees are also excited about the future of this company.”

“Fifth Third Processing Solutions has a highly efficient model and an experienced management team, and we are excited about the opportunity to invest in the growth of this business,” said Chris Pike, a Managing Director at Advent. “We believe that our international relationships, sector experience and operational expertise, coupled with Fifth Third’s sales and distribution capabilities, will make for a successful partnership.”

“Today’s closing begins a new chapter for this business and Fifth Third,” said Kevin T. Kabat, Chairman, President and CEO of Fifth Third Bancorp. “This completes the capital plan we laid out in June of 2008, and enables us to focus more fully on leveraging the opportunities of the processing business with Advent and of our other businesses. We are pleased to be able to continue to participate in the future growth of Fifth Third Processing Solutions.”

Fifth Third will recognize a pre-tax gain of approximately $1.7 billion ($1.0 billion after-tax) on the transaction. The transaction is expected to contribute an estimated $1.2 billion in Tier 1 common equity, and to enhance the Tier 1 common equity ratio by approximately 100 bps and the Tier 1 capital ratio by approximately 95 bps.

Advent has been investing in the financial services sector for over 20 years, and has backed more than 25 companies worldwide in a broad range of sub-sectors, including payments, transaction processing, and financial technology. Advent has made several investments of particular relevance to Fifth Third Processing Solutions: CSU CardSystem, a leading card processor in Brazil, which went public in 2006; Dolex Dollar Express, a leading money transfer business which Advent sold to Global Payments in 2003; and Monext, a French merchant acquirer and bank processor which Advent acquired in 2008.

Credit Suisse acted as exclusive financial advisor, while Sullivan & Cromwell, LLP, Chapman & Cutler, LLP, Alston & Bird, LLP, and Graydon Head & Ritchey, LLP acted as legal advisors to Fifth Third in this transaction. Morgan Stanley and Weil, Gotshal & Manges, LLP acted as financial and legal advisor, respectively, to Advent.

About Fifth Third Bancorp and Fifth Third Processing Solutions

Fifth Third Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio. As of March 31, 2009, the Company had $119 billion in assets, operates 16 affiliates with 1,318 full-service Banking Centers, including 99 Bank Mart® locations open seven days a week inside select grocery stores and 2,354 ATMs in Ohio, Kentucky, Indiana, Michigan, Illinois, Florida, Tennessee, West Virginia, Pennsylvania, Missouri, Georgia and North Carolina. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending, and Investment Advisors. Fifth Third also has a 49% interest in Fifth Third Processing Solutions, LLC. Fifth Third is among the largest money managers in the Midwest and, as of March 31, 2009, has $166 billion in assets under care, of which it managed $23 billion for individuals, corporations and not-for-profit organizations. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the NASDAQ(R) National Global Select Market under the symbol “FITB.”

Fifth Third Processing Solutions is a premier source of payment acceptance services for leading businesses nationwide, providing electronic funds transfer (EFT), debit, credit and merchant transaction processing to support the complex payment strategies for the Bank and its merchant and financial institutions clients. In 2008, Fifth Third Processing Solutions processed over 28.4 billion ATM and point of sale transactions and processed over $292 billion of debit and credit card sales volume. Additionally, Fifth Third Processing Solutions supports over 173,000 merchant and financial institution locations and 11,000 ATMs in 44 states and 11 countries. According to the Nilson Report (March 2009), Fifth Third is the fourth largest U.S. merchant purchase transaction acquirer.

About Advent International

Founded in 1984, Advent International is one of the world’s leading global buyout firms, with offices in 15 countries on four continents. A driving force in international private equity for 25 years, Advent has built an unparalleled global platform of over 140 investment professionals across Western and Central Europe, North America, Latin America and Asia. The firm focuses on international buyouts, strategic repositioning opportunities and growth buyouts in five core sectors, working actively with management teams to drive revenue growth and earnings improvements in portfolio companies. Since inception, Advent has raised $24 billion in private equity capital and, through its buyout programs, has completed more than 250 transactions valued at approximately $45 billion in 35 countries. More information about Advent International is available at www.adventinternational.com.

FORWARD-LOOKING STATEMENTS

This news release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating and streamlining the operations of the LLC; (21) lower than expected gains related to any sale or potential sale of businesses; (22)other difficulties in separating the merchant acquiring and financial institutions businesses from Fifth Third; (23) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(24) ability to secure confidential information through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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